Defined Asset Funds [Registered]

                        Select Series 1999 - 4th Quarter

                                   IRA Ideal!

                      The Select S&P Industrial Portfolio


Take Indexing to Another Level . . .

[logo] Merrill Lynch

Indexing - it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds [Registered]
Select S&P Industrial Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks within the S&P Industrial Index(*) for a combination of capital appreciation potential and current dividend income. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for a least three to five years for potentially more consistent results.

The Selection Process

Stocks in the Portfolio are selected through a disciplined process:

1. Defining the Universe: We begin with the S&P Industrial Index and remove any stocks that are also in the Dow Jones Industrial Average(*) (DJIA).

2. Quality Screen: We only consider stocks that are ranked A+ or A by Standard & Poor's(*). This ranking system focuses on growth and stability of earnings and dividends. It predicts neither credit-worthiness nor stock price movements.

3. Market Capitalization: We then rank the stocks by market capitalization and eliminate the lowest 25%.

4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group, we select the 15 highest dividend-yielding stocks for the Portfolio. Their prices may be undervalued.

Past Performance of Prior Select S&P Industrial Portfolios

Past Performance is no guarantee of future results.

Series From Inception through 12/31/99   Most Recently Completed Portfolio
(including annual rollovers)
Inception   Series   Return              Period             Series   Return
1/22/97     A        8.02%               2/9/98-3/19/99     A        5.92%
2/24/97     B        7.91                3/23/98-4/23/99    B        6.13
4/21/97     C        9.72                4/27/98-6/4/99     C        12.29
6/9/97      D        1.32                6/15/98-7/23/99    D        7.93
7/21/97     E        0.99                7/27/98-8/27/99    E        1.39
9/8/97      F        7.51                9/14/98-10/15/99   F        -1.91
10/20/97    G        2.73                10/26/98-12/3/99   G        5.03
12/2/97     H        -0.30               12/2/97-1/8/99     H        17.47
1/8/98      J        -1.21               1/8/98-2/8/99      J        10.13

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect deduction of maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect difference performance periods and reduced sales charges on annual rollovers.

Hypothetical Results

We analyzed the hypothetical returns of the Strategy compared to various benchmarks. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 10, the S&P 500 Index(*) in 11 and the S&P Industrial Index in 10 of the last 27 years, and would have produced a loss in only four years. Portfolio performance may vary from that of the Indices for a variety of reasons, as discussed in the prospectus.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested Over 25 Years - 1/1/75 Through 12/31/99

Strategy        $566,204          S&P 500 Index                $508,254
DJIA            $477,202          S&P Industrial Index         $524,342

Growth of $10,000 Invested Over 27 Years - 1/1/73 Through 12/31/99

[A mountain chart compares the cumulative annual performance from 1973 through 12/21/99 of the Strategy (net of sales charges and expenses) (yellow), the DJIA
(pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). the horizontal axis traces the performances chronologically from 1973 through 1999. The vertical axis reflects the dollar amount of performance for each index. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment build toward the vertical axis. At the end of this period, the ending values are $318,656 for the DJIA, $318,932 for the S&P 500 Index, $328,907 for the S&P Industrial Index, and $431,122 for the Strategy.]

Past performance of the Strategy is no guarantee of future results of any Portfolio. Results shown represent price changes plus dividends reinvested at year ends, and do not reflect deduction of any commissions or taxes. Only Strategy performance reflects the deduction of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally. The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.

(*) "Standard & Poor's," "S&P," "S&P 500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.


Defining Your Risks

Before investing, please consider:

- There are risks associated with equity investments. The Portfolio may not be appropriate for investors seeking capital preservation or high current income.

- There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock or unit prices will not decrease or that the Portfolio will outperform the Indices.

- The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile. These stocks may have relatively low prices because they or their industries are out of favor. There can be no assurance that the market factors causing these low prices will change.

- Owning units of the Portfolio may result in annual federal, state and local taxes. Please consult your tax advisor.

Take a Step Beyond!

You can get started today with the Select S&P Industrial Portfolio for about $250. Simply return the attached coupon to receive a free copy of our brochure. Call your financial professional for a free prospectus containing more complete information on the Select S&P Industrial Portfolio, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Yes! I would like more information on the Select S&P Industrial Portfolio from Defined Asset Funds.

---------------------------------------------------------------
Name

---------------------------------------------------------------
Address

---------------------------------------------------------------
City

---------------------------------------------------------------
State                                               Zip

---------------------------------------------------------------
Home Phone

---------------------------------------------------------------
Business Phone

---------------------------------------------------------------
E-Mail Address

The information in this mailer is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This mailer is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[logo] Printed on Recycled Paper                                   11584 NI-1/00

[copyright] 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.